emmac LIFE SCIENCES GROUP | Advancing the Science of Nature

INVESTOR PRESENTATION

JULY 2020

Investment Highlights

EMMAC – the largest independent European cannabis company

- ✓ Large-scale medical cannabis cultivation facility with industry leading dry flower cost of production of €0.32 per gram
- ✓ Only European cannabis company to achieve EU-GMP certification for cannabis extraction, with two EU-GMP manufacturing facilities and capacity to supply Europe with flower and oil
- ✓ Direct-to-patient pharmacy license for medical cannabis in the UK and an import / distribution network in place across key European markets
- ✓ Multiple take-or-pay contracts for wholesale cannabis totaling approximately €40M in revenues over the next four years
- ✓ Proprietary range of branded medical cannabis oils and APIs on the market since Q4 2019
- ✓ Strong portfolio of wellness brands and white label customers, with deep relationships established with leading retailers including the Walgreens Boots Alliance
- ✓ Experienced management team with extensive track record of operating in highly regulated industries – 130 total staff including 17 PhDs

Largest Vertically Integrated Pan European Footprint

Portugal
- Large scale, low-cost medical cannabis cultivation facility
- Commercial office for domestic market access to both medical cannabis and wellness markets

Spain
- EU-GMP certified lab with strong API research and manufacturing history
- First European cannabis company to receive EU- GMP certification for cannabis extraction
- FDA certification in progress

UK
- EU-GMP facility with ability to import, manufacture and distribute medical cannabis
- Full suite of medical cannabis licenses enabling end-to-end control of value chain
- Preferred supply agreement with Sapphire Clinics

Germany
- Obtained wholesale and narcotics permit, allowing for importation and distribution of medical cannabis through EMMAC Deutschland and AboutNature GmbH

Italy
- Strategic relationship through joint venture with Farmalabor, one of the six licensed importers of medical cannabis in Italy and the largest distributor of APIs in the country

France
- One of six companies invited to tender for France's Medical Cannabis pilot project
- Headquarters for Hello Joya and What The Hemp!
- Listings include the Casino Group, one of France's largest supermarket chains

Switzerland
- Pan European license to distribute medical cannabis
- Headquarters for Blossom, EMMAC's CBD carrying brand
- EMMAC's research hub

Malta
- 2,800 square meter EU-GMP facility project approved
- Long term lease secured, construction in progress



rokshaw
Terra Verde

Fully-Integrated With Strength Across the Value Chain

Vertical integration allows value extraction to be maximized from upstream and downstream assets, and also enables control over quality, supply, distribution and marketing in each region

CULTIVATION

✓

- Own medical cannabis breeding and cultivation
- 8 hectares of licensed cultivation (greenhouse and outdoor)
- Ability to expand to 20 hectares

DISTRIBUTION

✓

- Importation and distribution capabilities in the UK, Germany, Italy, Switzerland and Portugal
- Pursuing additional opportunities in multiple jurisdictions

PROCESSING

✓

- 2 operating EU-GMP processing facilities and labs
- 2 additional EU-GMP facilities under development

RESEARCH & DEVELOPMENT

✓

- Pre-clinical research underway
- Imperial College collaboration
- University Insubria collaboration

The European Market Opportunity

Europe boasts a large population and addressable market with strong pricing and meaningful barriers to entry

REGION	CANADA	UNITED STATES	EUROPE
POPULATION (1)	38M	327M	741M
ACTIVE (2) LICENSED CULTIVATORS	~390 (3)	2,000+ (4)	~5 (5)

MEDICAL CANNABIS MARKET


$320M
$8bn
2019
2023E

CBD WELLNESS MARKET


$800M
$5bn
2019
2023E

Source: Brightfield Group – European CBD and Cannabis Market 2019 Report & Canaccord (2018) + Cowen Data for U.S. CBD Market Applied to Europe (2023)

Note: $ in US$; 0.88 EURO:1.00 USD, 1.36 CAD = 1.00 USD as of 07/10/20.
(1) Source: World Bank Open Data, 2019.
(2) The term "Active" is specific to European Licensed Cultivators. Canadian and US numbers include all licensed cultivators.
(3) Source: Health Canada as of 05/22/20.
(4) Source: AmericanMarijuana.org.
(5) Source: EMMAC management estimate.

The Best-Positioned Company in European Cannabis

Low-cost cultivation, EU-GMP manufacturing and processing, and an import / distribution network in all key markets

United Kingdom

- Established pharmaceutical compounding manufacturing credibility and direct-to-patient pharmacy license via Rokshaw Laboratories
- Sapphire Clinics preferred supplier agreement

Germany

- Importer and wholesaler permit via wholly-owned subsidiary
- Supply agreement with one of largest pharmaceutical products distributors covering German pharmacies

Italy

- 50 / 50 joint venture with one of six licensed importers of medical cannabis (Farmalabor)
- Direct distribution to approximately 12,000 pharmacies throughout Italy

Supply Capability

- Large-scale, low-cost cultivation facility with industry leading cost of production
- Scalable EU-GMP extraction and processing capability
- Supply agreements in place with multiple European pharmaceutical importers and distributors

Unique Advantages in the UK Medical Cannabis Market

Established pharmaceutical manufacturing credibility through Rokshaw Laboratories and preferred supplier partnership with Sapphire Medical, the first medical cannabis clinic to receive CQC approval from the UK

ROKSHAW LABORATORIES

PERMITS / LICENSES	• MHRA Specials Manufacturing license • Home Office Controlled Drugs (Schedule 2) license • Wholesaler Dealers Authorisation • Pharmacy license • EU-GMP certification • IMP license (can manufacture for clinical trials)
CAPABILITIES	• Import medical cannabis (and other "specials") • Distribute medical cannabis • Manufacture and process medical cannabis • Fulfill prescriptions direct-to-patient via its online Pharmacy
PERSONNEL	46 employees, including four PhDs
FUTURE PLANS	• Facility expansion • In-house CBD wellness manufacturing

SapphireMedical

EXPANDING PATIENTS' ACCESS TO MEDICAL CANNABIS

- ✓ First medical cannabis clinic to receive CQC approval by UK authorities
- ✓ Enabling access to medical cannabis for patients who can derive clinical benefit
- ✓ Rapidly expanding franchise model within the United Kingdom and scalable and applicable to other European healthcare jurisdictions
- ✓ Rokshaw is preferred supply partner for full range of medical cannabis products – and can deliver directly to patients



Large-Scale Cultivation Facility

Pharmaceutical-grade quality at substantially lower cost

- Second oldest cultivation license in Europe
- Long-standing experience in the cannabis industry – previous partnership with GW Pharmaceuticals
- 2,000 kg of flower produced and sold since acquisition in Q3 '19
- First European company to sell and export product to Israel
- Strong genetics library
- 2.8 hectares of greenhouse under cultivation in 2020 with over 20,000 kg of run-rate capacity by year-end

ALL-IN FLOWER COST PER GRAM COMPARISON (US$) [1]



Canadian average: $2.14
$0.36
$1.10
$1.24
$2.24
$3.97
emmac
Canadian LP #1
Canadian LP #2
Canadian LP #3
Canadian LP #4

ESTIMATED ANNUAL PRODUCTION (000s of KG)



8
14
18
28
34
2020E
2021E
2022E
2023E
2024E



(1) 1.36 CAD = 1.00 USD, and 0.88 Euro = 1.00 USD, as of 07/17/20. EMMAC actual historical all-in cost. Canadian LPs' cost per gram represents "all-in" cost when reported as such. Canadian LP data sourced from company filings. Refer to filings for more detail on cost breakdown.

EU-GMP Processing and Extraction Facility in Spain

Leading research laboratory and manufacturing facility with more than a decade of experience as a trusted partner to global pharmaceutical companies

Medalchemy

- Founded in 2002 and GMP certified since 2013
- Long track record of experience with APIs – particularly, synthetic APIs
- First laboratory in Spain to receive license to manufacture and export cannabis oils
- Also has cultivation license that can be utilized depending on future demand requirements
- Strong relationship with University of Alicante in Spain – located within the campus and the university owns a small stake

PERMITS / LICENSES	• EU-GMP certification active substances • EU-GMP certification medical products • Manufacturer's authorization
CAPABILITIES	• Manufacture APIs for active substances • Import/manufacture/export medical cannabis • Stability testing of medical products and APIs
PERSONNEL	20 Employees, including 13 PhDs
FUTURE PLANS	• Extraction facility expansion, Q4 2020 • FDA certification

A Deep & Wide Research Program

A research platform spanning genetics, technology and medical/clinical programs

GENETICS

GENETICS BANK

- Genetics will be a key differentiator in the future
- Extensive genetics bank being established in Portugal, by geneticists who worked for GW Pharma and Tikun Olam
- Allows targeted and unique cannabinoid profiles for EMMAC flower and derivatives
- Potential to sell seeds or license genetics as additional revenue streams

TECHNOLOGY

INHALER DELIVERY

- Particle size engineering and delivery system platform
- Delivery of cannabinoids via the lungs to maximize efficacy
- IP application underway

DNA IDENTIFICATION

- Collaboration with Hyris to develop hand-held genetic identification technology. Allows traceability of cultivars through the supply chain

HYRIS GLOBAL DIAGNOSTICS

MEDICAL & CLINICAL

PARTNERSHIPS

- Collaborations with:
  - Imperial College London
  - University of Insubria
  - Fondazione Mondino
  - Institute of Cancer Research

RESEARCH

- Clinical trial: pain, nausea & vomiting
- Cancer: in vivo & in vitro studies
- Inflammation & CBD: cell studies
- Pain: in vitro studies

EMMAC's Approach to Wellness

Retailer Own Label

- Manufacturing of large volume wellness products for retailers under their own brands
- Develop key strategic buyer relationships with potential for penetration through estates and rapid growth
- Well established, enduring relationships with large retailers, including Walgreens Boots Alliance
- Entry point for EMMAC branded ranges and new product development

EMMAC Brands Portfolio

- Cosmetics, nutraceuticals, food & beverage, and general wellness
- CBD and hemp-based brands
- Distribution through bricks & mortar retailers and e-commerce
- Listings in place with key retailers across Europe
- Different market entry points depending on jurisdiction regulatory/commercial environment

WHAT THE HEMP! hello Joya BLOSSOM MYO PLANT NUTRITION

EMMAC Trading

- Bulk sales through B2B trading
- Develop key strategic supplier relationships with potential for further partnership
- Immediate revenue stream

EMMAC STANDARD = PHARMA QUALITY, CONSISTENCY & RELIABILITY, REGULATORY EXPERTISE

Private Label with Leading European Retailers

1st Boots' first white label CBD product developed and supplied by EMMAC

5 White label revenue generating contracts currently in place

25 Proprietary product formulations developed and available for white label


Boots
CBD
MUSCLE
GEL
CBD
MAGNOLIA BARK
LEMON OIL
WITCH HAZEL
WHEAT PROTEIN
COOLING MENTHOL
helps
relax & soothe
tired muscles
THC FREE
50 ML
Vegan

Walgreens Boots Alliance

Walgreens

Boots

GROUPE Casino
NOURRIR UN MONDE DE DIVERSITÉ

MONOPRIX

Weight World®

Canidol®

A Global Team with World-Class Experience in Key Sectors



Lorne Abony
Chairman

- Co-founder and CEO of Nuuvera, a Canadian cannabis company, which sold to Aphria in 2018
- Prior to that was the CEO of Mood Media Corporation, a large publicly traded media entity
- Co-founded FUN Technologies, which was sold to Liberty Media in 2006 for $484M
- Became the youngest ever CEO of a listed company on the Toronto Stock Exchange



Antonio Costanzo
Chief Executive Officer

- Instrumental in the successful development of Nuuvera, a Canadian publicly listed cannabis company that was acquired by Aphria in March 2018
- Formerly Head of Public Policy and Government Relations at Uber in the key European markets
- Formerly spent 10 years in the online gaming industry
- Started his career in the media industry, at Eurosport, where he launched and managed the Italian market
- Fluent in 4 languages, he has developed an extensive political and business network across Europe



Thomas Ellen
Chief Financial Officer

- 5 years as a Finance Director at James Fisher Plc, reporting directly to the main board of a FTSE 250 marine services company and responsible for the strategic direction and financial management
- Formerly at Royal Dutch Shell for 10 years in a variety of roles including pioneering a new LNG into transport business and leading long-term divestment program for downstream businesses in Latin America
- A Qualified Chartered Accountant



Tom Rooke
Chief Operating Officer

- As Finance Director of the Northern Europe Area at British American Tobacco he was parachuted in to turn around business performance from years of decline, delivering a business growing high single digit % and with revenues of over £1 bn
- Spent six years at Price Waterhouse Coopers initially as an auditor before moving into the M&A and Transactions Finance competencies
- A Qualified Chartered Account



Dr Mikael Sodergren MBChB DIC PhD FRCS
Research Director

- Academic clinician based at Imperial College London
- Serves on the editorial board for two prestigious medical journals and regularly reviews research on behalf of ~50 different editorial teams
- Authored over 90 peer reviewed journal publications
- High quality of research has been recognised in the mainstream media with appearances on BBC Radio 4 "Inside Health" and in the Daily Mail



Barbara Pacchetti
Chief Scientific Officer

- Seasoned executive with over 20 years of experience in the pharmaceutical and nutraceutical space in Europe and globally
- Successfully led the manufacture and registration of the first EU-GMP approved CBD isolate
- Author or co-author of more than 60 scientific publications in the field of pharmaceutical science, of which 10 in the peer-reviews high impact-factor scientific journals, and a named inventor on ~15 patents and patent applications



Ed McDermott
Executive Director, UK

- Has been pivotal in raising over £500m in equity for growth companies
- Director of AIM quoted FastForward Innovations Ltd, a VC firm in the medical cannabis sector
- Non-Executive Chairman of Emmerson Plc, a Moroccan Potash development company listed on the London Stock Exchange
- Ed has been actively involved in the medical cannabis promotion and discussion with UK and European policy makers and advocacy groups



Alex Neves
Operations Director, CBD and Wellness

- An experienced operations professional and successful entrepreneur with 11 years experience in FMCG and food and beverages
- After co-founding UK-based healthy food business Scratch Meals Ltd in London in 2009, Alex led the operational development of the business as it launched five chilled food brands
- Managed the production and distribution of these product ranges throughout the UK and internationally

Disclaimer

Disclaimer

This presentation (the "Presentation") contemplates a business combination (the "Transaction") involving Andina Acquisition Corp. III ("Andina") and EMMAC Life Sciences Ltd. ("EMMAC"). Completion of the Transaction is subject to, among other matters, each of Andina and EMMAC entering into a definitive agreement with respect to the Transaction and completing their due diligence investigation of the other, approval by Andina stockholders and other closing conditions to be included in a definitive agreement. No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the Transaction will be consummated on the terms or timeframe currently contemplated, or at all.

No Offer or Solicitation

This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law.

Forward Looking Statements

Certain statements made in this Presentation are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Presentation, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, Andina's and EMMAC's inability to enter into a definitive agreement with respect to the proposed business combination transaction or to complete the transactions contemplated by the non-binding letter of intent executed by Andina and EMMAC; matters discovered by the parties as they complete their respective due diligence investigation of the other; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by Andina shareholders; the ability to meet the listing standards of The Nasdaq Stock Market following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; expectations with respect to future operating and financial performance and growth, including when EMMAC will become cash flow positive; the timing of the completion of the proposed business combination; EMMAC's ability to execute its business plans and strategy and to receive regulatory approvals; and other risks and uncertainties described from time to time in filings with the SEC, including Andina's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 under the heading "Risk Factors" and other documents of Andina filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Andina and EMMAC expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Andina's and EMMAC's expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Andina and EMMAC or the date of such information in the case of information from persons other than Andina or EMMAC, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Presentation. Projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Use of Projections

This Presentation contains financial forecasts with respect to, among other things, EMMAC's run-rate capacity, annual production capacity, product pipeline, unit costs and certain ratios and other metrics derived therefrom for the fiscal years 2020 through 2024. These unaudited financial projections have been provided by EMMAC's management, and EMMAC's independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the unaudited financial projections for the purpose of their inclusion in this Presentation and, accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The inclusion ofthe unaudited financial projections in this Presentation is not an admission or representation by EMMAC or Andina that such information is material. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projections. There can be no assurance that the prospective results are indicative of the future performance of Andina or EMMAC or that actual results will not differ materially from those presented in the unaudited financial projections. Inclusion of the unaudited financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the unaudited financial projections will be achieved.

Disclaimer *(Cont.)*

Industry and Market Data

The information contained herein also includes information provided by third parties, such as market research firms. None of Andina, EMMAC or their respective affiliates and any third parties that provide information to Andina or EMMAC, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. None of Andina, EMMAC or their respective affiliates and any third parties that provide information to Andina or EMMAC, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. None of Andina, EMMAC or their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed Transactions described herein, a full description of the terms of the Transaction will be provided in a proxy statement/prospectus for Andina's shareholders to be filed with the U.S. Securities and Exchange Commission (the "SEC"). Andina urges investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the Company, EMMAC and the proposed business combination transaction. The definitive proxy statement/prospectus will be mailed to shareholders of Andina as of a record date to be established for voting on the proposed transaction. Shareholders may obtain copies of the proxy statement/prospectus, when available, without charge, at the SEC's website at www.sec.gov or by directing a request to: Andina Acquisition Corp. III, Calle 113 #7-45 Torre B, Oficina 1012, Bogotá, Colombia.

In addition, Andina has filed a definitive proxy statement (the "Extension Proxy Statement") to be used at its special meeting of shareholders to approve an extension of time in which Andina must complete its initial business combination or liquidate the trust account that holds the proceeds of the Company's initial public offering (the "Extension"). Andina mailed the Extension Proxy Statement and other relevant documents to its shareholders of record as of July 1, 2020 in connection with the Extension. Investors and security holders of Andina are advised to read the Extension Proxy Statement because this document contains important information about the Extension. Shareholders are able to obtain copies of the Extension Proxy Statement, without charge, at the SEC's website at www.sec.gov or by directing a request to: Andina Acquisition Corp. III, Calle 113 #7-45 Torre B, Oficina 1012, Bogotá, Colombia.

Participants in Solicitation

Andina and its directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of Andina shareholders in connection with the Extension and the potential transaction described herein under the rules of the SEC. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Andina's directors in the Extension Proxy Statement, which was filed with the SEC on July 6, 2020 and will also be contained in the proxy statement/prospectus relating to the proposed Transaction when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

This Investor Presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

ADVANCING THE SCIENCE OF NATURE

emmac
LIFE SCIENCES GROUP

https://emmac.com

@EMMACLSG

@EMMACLSG

EMMAC Life Sciences